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                                                                    EXHIBIT 10.3


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, dated as of August 3, 2001, is made by GRANT GEOPHYSICAL CORP., a Texas corporation (hereinafter called "Guarantor"), in favor of ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership, ("Elliott").

                                   WITNESSETH:

         WHEREAS, Grant Geophysical (Int'l). Inc. (the "Subsidiary") are the wholly owned subsidiary of Guarantor;

         WHEREAS, the Subsidiary executed an Agreement for Purchase and Assignment of Foreign Accounts Receivable in favor of Elliott for a maximum original principal amount of $4,000,000 USD (the "Factored Accounts");

         WHEREAS, the Subsidiary will use the proceeds of the funds made available to it under the Factored Accounts for general working capital and other lawful corporate purposes;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Guaranty. (a) Guarantor hereby unconditionally and irrevocably guarantees to Elliott and its respective successors, transferees and assigns, the performance and punctual payment of the revolving factor arrangement of foreign accounts receivable, when due, whether at stated maturity, by acceleration or otherwise, of all indebtedness and obligations of the Subsidiary now or hereafter existing resulting from the Factored Accounts, whether for principal, interest, fees, expenses or otherwise (collectively, the "Guaranteed Obligations") due or owing to Elliott, and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Elliott in enforcing any rights under this Guaranty.

                  (b) No payment made by the Subsidiary, any other guarantor or any other person or received or collected by Elliott from the Subsidiary, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Guaranteed Obligations or any payment received or collected from the Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of the Guarantor hereunder until the Guaranteed Obligations are paid in full.

         2. Guaranty Unconditional. The liability of the Guarantor hereunder shall be unconditional irrespective of, and the Guarantor hereby waives any defenses it may assert with respect to, (i) any lack of validity or enforceability of any Guaranteed Obligation or agreement or instrument relating thereto, (ii) any change in the time, manner or place of placement of, or in any


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other term of, any Guaranteed Obligation, (iii) any exchange, release or non-perfection of any collateral securing payment of any Guaranteed Obligation,
(iv) any moratorium or similar law or any other law, regulation or order of any jurisdiction affecting any term of any Guaranteed Obligation or Elliott's rights with respect thereto, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Subsidiary or a guarantor.

         3. No Subrogation. Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Subsidiary or the Guarantor by Elliott, Guarantor shall not be entitled to be subrogated to any of the rights of Elliott against the Subsidiary or any collateral security or guarantee or right of offset held by Elliott for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Subsidiary in respect of payments made by the Guarantor hereunder, until all amounts owing to Elliott by the Subsidiary on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for Elliott, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to Elliott in the exact form received by the Guarantor (duly indorsed by such Guarantor to Elliott, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as Elliott may determine.

         4. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Elliott upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Subsidiary, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Subsidiary or any substantial part of its property, or otherwise, all as though such payments have not been made.

         5. Waiver. The Guarantor waives promptness, diligence and notices with respect to any Guaranteed Obligation and this Guaranty and any requirement that Elliott exhaust any right or take any action against the Subsidiary or any other entity or any collateral.

         6. Payments. The Guarantor hereby agrees that payments hereunder will be paid to Elliott without set-off or counterclaim in United States Dollars.

         7. Continuing Guaranty. This Guaranty is a continuing guaranty, is joint and several with any other guarantee given in respect of the Guaranteed Obligations, and shall remain in full force and effect until the payment in full of the Guaranteed Obligations and all other amounts payable hereunder and shall be binding upon the Guarantor, its successors and permitted assigns.

         8. Representations and Warranties by Guarantor. Guarantor represents and warrants to Elliott that:

                  (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.


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                  (b) Guarantor's execution, delivery and performance of this
Guaranty is not in violation of any laws and will not result in a default under any contract, agreement or instrument to which Guarantor is a party or by which Guarantor or its property may be bound.

                  (c) Guarantor will receive a direct or indirect material benefit from the transactions described and contemplated in the recitals hereof.

                  (d) This Guaranty, when executed and delivered by Guarantor, will constitute a valid, legal and binding obligation of Guarantor enforceable in accordance with its terms.

                  (e) All actions and consents required to be performed, obtained and/or satisfied prior to the execution and delivery of this Guaranty, and to constitute this Guaranty as the valid and binding obligation of Guarantor in accordance with its terms, have been performed, obtained and satisfied in due and strict compliance with all applicable laws.

         9. Additional Documents. Upon the reasonable request of Elliott, Guarantor will, at any time, and from time to time, duly execute and deliver to Elliott any and all such further instruments and documents, and supply such additional information as may be necessary or advisable in the opinion of the Lender, to obtain the full benefits of this Guaranty.

         10. Construction. The provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other agreements by Guarantor (or any one or more of them), in favor of Elliott or assigned to Elliott by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Elliott from enforcing any and all such guaranties or agreements in accordance with their respective terms.

         11. Amendment. No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by duly authorized officers of Elliott, and then shall be effective only to the specific instance and for the specific purpose for which given.

         12. Successors and Assigns Bound. Guarantor's obligations and liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to the Lender under this Guaranty shall also inure to the benefit of the Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of the Indebtedness subject to this Guaranty.

         13. Caption Heading. Caption headings of the section of this Guaranty are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Guaranty, whenever the context so requires, the singular includes the plural and the plural also includes the singular.


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         14. Governing Law. This Guaranty shall be governed and construed in accordance with the substantive laws of the State of New York and applicable federal law and if such law is not applicable, this Guaranty shall be governed and construed in accordance with the laws of Ecuador or Colombia to the extend applicable.

         15. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Guaranty, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date and year first above written.

                             GRANT GEOPHYSICAL CORP.


                             By: /s/ THOMAS L. EASLEY
                                 --------------------
                                Thomas L. Easley
                      Executive Vice President - Finance &
                                 Administration